NIEMANN TACTICAL RETURN FUND	Summary Prospectus June 28, 2012 Trading Symbol: NCMTX (Class A Shares) NCMCX (Class C Shares) www.ncmfunds.net

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated June 28, 2012, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.ncmfunds.net/forms_literature.php.  You can also get this information at no cost by calling the Fund toll-free at 1-877-626-6080 or by sending an email request to orders@ncm.net.

Investment Objective
The Niemann Tactical Return Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Class A or Class C shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the “Class A Shares” section on page 16 of the Fund’s statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 34 of the Fund’s Statement of Additional Information.

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%
Redemption Fee (as a percentage of amount redeemed on shares held 90 days or less)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%		1.00%
Distribution and Service (Rule 12b-1) Fees		0.25%		1.00%
Other Expenses (includes Shareholder Servicing Plan Fees) (1)		1.12%		1.12%
Shareholder Servicing Plan Fees(1)	0.15%		0.15%
Acquired Fund Fees and Expenses		0.31%		0.31%
Total Annual Fund Operating Expenses		2.68%		3.43%
Less: Fee Waiver and Expense Reimbursement(2)		-0.62%		-0.62%
Net Annual Fund Operating Expenses		2.06%		2.81%
____________
(1)
Effective January 1, 2012, the Fund’s shareholder servicing plan fee accrual was reduced from 0.50% of the Fund’s average daily net assets to 0.15% of the Fund’s average daily net assets.  The reduction to the shareholder servicing plan fee accrual will remain in effect at least through June 27, 2013 and any increase must first be approved by the Trust’s Board of Trustees (the “Board”).  Accordingly, “Other Expenses” have been restated to reflect current fees.

(2)
Niemann Capital Management, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) do not exceed 1.75% of average daily net assets of the Fund’s Class A shares and 2.50% of average daily net assets of the Fund’s Class C shares (the “Expense Caps”).  The Expense Caps will remain in effect through at least June 27, 2013, and may be terminated only by the Board.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A shares	1 Year	3 Years	5 Years	10 Years
If you redeem your shares at the end of the period:	$699	$1,235	$1,797	$3,319
If you do not redeem your shares at the end of the period:	$699	$1,235	$1,797	$3,319

Class C shares	1 Year	3 Years	5 Years	10 Years
If you redeem your shares at the end of the period:	$384	$996	$1,731	$3,671
If you do not redeem your shares at the end of the period:	$284	$996	$1,731	$3,671

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 578.14% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund will typically invest in a broad universe of equity securities of issuers of any size market capitalization, exchange-traded funds (“ETFs”) and mutual funds that invest in fixed-income, money market and equity securities, and in exchange-traded notes (“ETNs”).  The types of equity securities in which the Fund will directly invest include common stocks, preferred stocks, and American Depositary Receipts (“ADRs”).  In addition to investing in ADRs, the Fund may invest in foreign securities (including those from emerging markets) that trade on U.S. exchanges and through its investments in mutual funds and ETFs.  The Fund may also invest in mutual funds that hold options, warrants and futures and in ETFs and commodity pools that invest in commodities.

The Advisor uses an active allocation strategy to directly respond to movements in the market by identifying whether a security is strengthening or weakening within its market sector.  Market sectors are defined as collections of securities based on a common characteristic.  Those common characteristics can be based on asset class, (e.g., fixed-income or equity), industry group or sector, value or growth, international or domestic or even market capitalization.  The Advisor performs trend analysis to confirm the identification, and then purchases securities that are strengthening or are in a market sector that is gaining strength.  Therefore, the Fund has discretion to invest in any market sector depending on market conditions and the Advisor’s analysis.

The factors used to determine whether to purchase or sell a security are based on a proprietary system developed by the Advisor.  First, the Advisor employs quantitative analysis to assess data over a number of distinct timeframes.  In considering each of these periods of time, investment opportunities are analyzed and scored for both positive and negative characteristics.  For example, an investment opportunity is rewarded for such things as: low volatility relative to its peers, upward movement during a flat market, completing a time period above its moving average, or for an upward trend that bridges more than one timeframe.  Conversely, an investment opportunity is penalized for: above-average volatility relative to its peers, negative returns in a flat market, or completing a time period below its moving average.  In summary, the negatives and positives are combined to determine an individual investment opportunity’s score.  Subsequently, this score is utilized to rank each investment opportunity in descending priority order.

The Fund expects that it will invest, under normal circumstances:

1.
From 0% to 100% in equity securities that trade on U.S. exchanges, including ETFs and mutual funds that invest in domestic and international equity securities, including emerging market equity securities; and

2.	From 0% to 100% in ETFs and mutual funds that invest in fixed-income securities of any maturity and any credit quality, and in ETNs.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  Investing in fewer issuers makes a fund more susceptible to financial, economic or market events impacting such issuers and may cause the Fund’s share price to be more volatile than the share price of a diversified fund.

The Fund’s strategy is to reduce portfolio risk and overall loss while seeking to achieve superior returns to its benchmark over a complete market cycle.  The benchmark for this portfolio is a combination of one-third of the Russell 3000® Index, which represents a broad-based universe of U.S. equities, one-third of the Barclays Capital Global Aggregate Bond Index, which represents a broad-based measure of the global investment-grade fixed-income markets, and one-third of the MSCI EAFE Index, which represents a broad-based view of international equity markets.

The Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, money market mutual funds or inverse mutual fund or ETF positions for temporary defensive purposes in response to adverse market, economic or political conditions or based on the Advisor’s analysis.

The Advisor will sell a security if, based on the outcome of its proprietary investment process, it has shown a consistent and substantial drop in its ranking over multiple time periods.  The Advisor’s active allocation strategy is likely to cause the Fund to have an annual portfolio turnover rate that may exceed 200%.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following principal risks could affect the value of your investment:

•
Management Risk.  Management risk means that your investment in the Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

•	Equity Market Risk. Either the stock market as a whole, or the value of an individual company, goes down resulting in a decrease in the value of the Fund.
•
ETF and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Derivatives Risk.  An underlying ETF’s or mutual fund’s use of derivatives may reduce the underlying ETF’s or mutual fund’s returns and/or increase volatility.  A risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.  Additionally, derivatives are also subject to liquidity risk, interest rate risk, market risk, credit risk and management risk.

•
ETN Risk.  ETNs are notes representing unsecured debt of the issuer.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity.

•	Credit Risk. The issuers of the bonds and other debt securities held by the underlying mutual funds and ETFs in which the Fund invests may not be able to make interest or principal payments.
•
Interest Rate Risk.  In general, the value of bonds and other debt securities held by underlying mutual funds, ETFs and ETNs falls when interest rates rise.  Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.

•
Inflation Risk.  Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

•
High-Yield Securities Risk.  The debt securities held by underlying mutual funds, ETFs and ETNs that are rated below investment grade (i.e. “junk bonds”) are subject to additional risk factors such as an increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Foreign Securities Risk.  The Fund may invest directly in foreign securities that trade on U.S. exchanges and through its investments in underlying mutual funds and ETFs.  Foreign securities are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Emerging Markets Risk.  The Fund may invest directly in emerging market securities that trade on U.S. exchanges and through its investments in underlying mutual funds and ETFs.  Emerging markets may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in more developed foreign countries.

•
Newer Fund Risk.  The Fund is relatively new with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

•
Non-Diversification Risk.  The Fund has the ability to take larger positions in a smaller number of issuers than a diversified fund and the Fund’s share price may therefore be more volatile than the share price of a diversified fund.

•
Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Defensive Position Risk.  If the Fund takes a temporary defensive position in response to adverse conditions, the Fund may not achieve its investment objective.  For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

•
Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  When purchasing Fund securities through a broker, high portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund.

Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund’s Class A shares for one year and does not reflect the sales charge imposed on purchases.  If such sales charges were reflected, returns would be less than those shown.  The table shows how the Fund’s average annual returns for one year and since inception compare with those of several broad measures of market performance, as well as a blended index representing one-third of each of these broad measures of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.ncmfunds.net or by calling the Fund toll-free at 1-877-626-6080.

Calendar Year Return as of December 31, 2011 – Class A*

*The Fund’s year-to-date return as of March 31, 2012 was 3.85%

During the period of time shown in the bar chart, the highest return for a calendar quarter was 2.56% for the quarter ended March 31, 2011 and the lowest return for a calendar quarter was
-8.86% for the quarter ended September 30, 2011.

Average Annual Total Returns
(for the period ended December 31, 2011)
	1 Year	Since Inception 3/29/10
Class A Shares
Return Before Taxes	-16.84%	-8.31%
Return After Taxes on Distributions	-16.92%	-8.36%
Return After Taxes on Distributions and Sale of Fund Shares	-10.92%	-7.04%
Class C Shares
Return Before Taxes	-14.02%	-6.24%

Barclays Capital Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.64%	6.67%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-12.14%	-3.41%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	1.03%	6.19%
Blended Index (1) (reflects no deduction for fees, expenses or taxes)	-1.81%	3.44%
(1) The Blended Index is a combination of one-third of the Barclays Capital Global Aggregate Bond Index, one-third of the MSCI EAFE Index and one-third of the Russell 3000® Index.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor.  Niemann Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers.  Donald W. Niemann, founder and President of the Advisor, and Alan Alpers, CFA, Portfolio Manager, are principally responsible for the day-to-day management of the Fund’s portfolio and serve as co-portfolio managers of the Fund.  They have been responsible for the Fund’s portfolio management since its inception in March 2010.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Niemann Tactical Return Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-877-626-6080, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases.

Types of Accounts	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$250
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs)	$1,000	Any amount
401(k), Pension or Other Types of ERISA Accounts	Any amount	Any amount
Automatic Investment Plan accounts	$2,500	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or the Advisor or its affiliates may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.